Exhibit 10.10

DEBT Conversion Agreement

This Debt Conversion Agreement (this “Agreement”) is entered into effective as of November 30, 2023 (the “Effective Date”) by and between MIRALOGX LLC, a Florida limited liability company with its principal executive office located at 900 West Platt Street, Suite 200, Tampa, Florida 33606 (“MIRALOGX”), and Telomir Pharmaceuticals, Inc., a Florida corporation with its principal executive office located at 855 N Wolfe Street, Suite 601, Baltimore, Maryland 21205 (“Telomir”); MIRALOGX and Telomir together the “Parties” to this Agreement.

W I T N E S S E T H

WHEREAS, MIRALOGX has advanced funds to Telomir in order to fund operating activities in an aggregate amount of $1,717,574 (the “Debt”); and

WHEREAS, the Parties have mutually agreed to effect a conversion of the Debt into fully paid and non-assessable shares of common stock, no par value, of Telomir (the “Common Stock”) at a conversion price of $1.00 per share.

NOW, THEREFORE, in consideration of the premises stated herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

1. Recitals. The foregoing recitals are true and correct and are incorporated herein by reference.

2. Conversion. Telomir and MIRALOGX hereby agree that the Debt is hereby converted as of the Effective Date into an aggregate of 1,717,574 shares of Telomir Common Stock (the “Conversion Shares”). From and after the Effective Date, MIRALOGX shall for all purposes be deemed to have owned the Conversion Shares, and the entire $1,717,574 of the Debt shall be deemed paid in full and extinguished.

3. Representations and Warranties of Telomir. Telomir hereby makes the following representations and warranties to MIRALOGX as of the Effective Date (which representations and warranties shall survive the Effective Date):

a. Telomir is a duly organized, validly existing and in good standing corporation under the laws of the State of Florida, with all requisite power and authority to own, operate and conduct its business as now being conducted.

b. All corporate action on the part of Telomir necessary for the authorization, execution, delivery and performance of this Agreement has been taken. This Agreement constitutes the valid and legally binding obligation of Telomir, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

c. The Conversion Shares received hereunder are, and will be upon the issuance thereof, validly issued, fully paid, and non-assessable.

4. Representations and Warranties of MIRALOGX. MIRALOGX represents, warrants, covenants and agrees (which representations, warranties, covenants, and agreements shall be and be deemed to be continuing and survive the Effective Date) as follows:

a. MIRALOGX is an “Accredited Investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”). MIRALOGX has been advised and understands that (i) there are substantial limitations under applicable securities laws on the transferability of the Conversion Shares; (ii) the Conversion Shares have not been and will not be registered under the Act; (iii) there is no public market for the Conversion Shares, and there may never be a public market for such shares; and (iv) Telomir has not covenanted to make “current public information” available for purposes of Rule 144 under the Act. Accordingly, it may be impossible for MIRALOGX to liquidate the investment in the Conversion Shares.

b. MIRALOGX is accepting the Conversion Shares for its own account, for investment purposes only, and without a view towards the sale or distribution thereof.

c. MIRALOGX has sufficient knowledge and experience in financial and business matters to evaluate the merits and risk of conversion of the Debt and acceptance of the Conversion Shares. MIRALOGX is able to bear the economic risks of this conversion and at the present time could afford a complete loss of any and all value received hereunder.

d. MIRALOGX believes it has received all the information it considers necessary or appropriate for deciding whether to acquire the Telomir Shares. In addition, MIRALOGX represents and warrants that Telomir has made available for inspection by MIRALOGX various documents connected with Telomir’s business and has not refused in any way to permit MIRALOGX to inspect any document requested to be inspected by MIRALOGX. MIRALOGX further represents that it has had an opportunity to ask questions and receive satisfactory answers from representatives of Telomir regarding the terms and conditions of this conversion, the Telomir Shares, the present and anticipated future financial condition of Telomir, and the present and anticipated business, properties, prospects and financial condition of Telomir.

5. Miscellaneous.

a. Governing Law; Venue. This Agreement shall be construed and interpreted according to the laws of the State of Florida without reference to the rules of conflicts of law. All disputes arising out of or relating to this Agreement will be resolved exclusively in the state or federal courts located in Hillsborough County, Florida, and the Parties hereto hereby consent to the jurisdiction of such courts for this purpose.

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b. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when hand delivered, including, without limitation, by Federal Express or other delivery service, or telecopied (transmission confirmed), or when mailed, certified or registered mail, with postage prepaid addressed to the Party at its last known address, or to such other person or address as the Party to receive such notice may have designated from time to time by notice in writing pursuant hereto.

c. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Parties hereto and supersedes all prior agreements and understandings related to the subject matter hereof.

d. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, successors and assigns.

e. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any Party whose signature appears thereon, and all of which together shall constitute one and the same agreement. The Parties agree that this Agreement may be executed by each Party signing one original and providing a facsimile (fax) or scanned copy of the signature page to the Party, provided that the Party agrees that the fax or scanned signature shall be treated as if it were an original signature, and no Party shall contest the validity of this Agreement based on the use of fax or scanned signatures.

f. Assignment. Neither this Agreement nor any rights or obligations hereunder may be assigned or delegated by any Party without the prior written consent of the other Party.

g. Construction. The captions in this Agreement are inserted only as a matter of convenience and in no way affect the terms or intent of any provision of this Agreement. All phrases, pronouns, and other variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural, as the actual identity of the organization, person, or persons may require. No provision of this Agreement shall be construed against any Party hereto by reason of the extent to which such Party or its counsel participated in the drafting hereof.

[Signature Page to Immediately Follow]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement effective as of the Effective Date.

Telomir Pharmaceuticals, Inc.

By:	/s/ Nathen Fuentes
Nathen Fuentes, Chief Financial Officer

MIRALOGX LLC

By:	/s/ Brian McNulty
Print Name:	Brian McNulty
Title:	Trustee of the Bay Shore Trust, sole member of MIRALOGX LLC

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